Item 1: Report to Shareholders

Developing Technologies Fund	June 30, 2005

The views and opinions in this report were current as of June 30, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

After rallying last fall, science and technology stocks struggled in the first half of 2005. Despite signs of a steady economic recovery, rising energy prices, higher short-term interest rates, and pockets of global weakness dampened investor enthusiasm. Most of the major market indices were either flat or declined slightly for the six-month period. The small-cap Russell 2000 Index posted a -1.25% return compared with -0.81% for the Standard & Poor’s 500 Stock Index and -3.64% for the Dow Jones Industrial Average.

PERFORMANCE COMPARISON
Periods Ended 6/30/05	6 Months	12 Months
Developing Technologies Fund	-5.67%	-2.21%
S&P 500 Stock Index	-0.81	6.32
Lipper Science & Technology
Funds Index	-5.23	-1.85

For the six months ended June 30, your fund returned -5.67%, trailing the unmanaged S&P 500 and the Lipper Science & Technology Funds Index, as shown in the accompanying Performance Comparison table. For the one-year period, fund results also trailed the S&P 500 and its Lipper peer group. In six out of the past seven years, we have seen science and technology stocks decline in the early months of the year, then surge in the second half—although there is no guarantee the pattern will be repeated this year. (The only exception was the year 2000, when the Nasdaq peaked early in March followed by the collapse of Internet stocks in the fall.) So far, tech stocks’ behavior in the first half of this year has followed historic precedent. Technology companies are currently attractively valued on a historic basis as well as relative to the market as a whole.

I also want to let you know that this will be my last shareholder letter because as of June 30, Jeff Rottinghaus, an experienced technology analyst who provided excellent research on many of the stocks in the fund, took over as chairman of the fund’s investment advisory committee. I will remain on the committee as president, but Jeff will be the portfolio manager and responsible for the portfolio’s day-to-day management. For detailed biographical information on Jeff, please read the shaded box at the end of this letter.

MARKET ENVIRONMENT

After finishing 2004 near their highest levels of the year, the broad markets retreated in the first half of 2005 with technology stocks faring the worst. The daily volatility and lack of direction reflected limited investor conviction. More often than not, an encouraging macroeconomic statistic gave the market a momentary boost in the morning, but worries about inflation or concerns about a slowing U.S. economy drove it down by the close. Outside the U.S., major European countries—Germany, France, and Italy—showed signs of slowing economic growth. Oil prices rose to more than $60 a barrel and seem resistant to falling despite OPEC’s efforts to increase production. In addition, the lack of success in stabilizing Iraq and the possibility of terrorist attacks in Europe and the United States added to the unsettled investment environment.

Not all of the news was discouraging. Consolidation among technology companies continued, adding a slight lift to the sector. Adobe Systems’ $3.4 billion acquisition of Macromedia, Inc., and Sun Microsystems’ $4.1 billion purchase of Storage Technology are among the larger deals announced and pending so far this year. Another positive for tech stocks is the supply chain is in balance. Just-in-time manufacturing and the advent of new technologies allow companies to better control and track their inventory of parts, materials, and finished products. As a result, the amount of inventory relative to monthly sales has declined steadily; much of last year’s glut of semiconductors has been absorbed. Demand for chips used in personal computers and consumer products, such as digital television sets and DVD players, has expanded, and the demand for semiconductors from wireless-handset makers and other communications companies continues to be strong.

PORTFOLIO REVIEW

The fund remains broadly diversified across the principal segments of the science and technology sector. Stocks of software, semiconductors, hardware, and telecom equipment companies accounted for 83% of the portfolio, and media, telecom services, and IT services constituted an additional 17%.

We significantly increased our exposure to the semiconductor segment over the past six months and reduced our allocation to IT services and telecom equipment. We believe the risk/reward profile for software remains positive and is the largest industry represented in the portfolio. Our largest purchases were RightNow Technologies, a provider of customer relationship management solutions to mid-market companies; Cogent, a leading provider of automated fingerprint identification systems and biometric access control solutions; and 3-D Systems, which delivers advanced solid imaging solutions that reduce the time and cost of designing products and facilitate the manufacturing process. Our largest sales included Cisco Systems, the Internet networking equipment maker; Nassda, which Synopsys acquired; and Informatica, a provider of enterprise data integration software. (Please refer to our portfolio of investments for a complete listing of the portfolio’s holdings and the amount each represents of the portfolio.)

Among portfolio holdings, online search engine Google, high-performance analog semiconductor designer and manufacturer Intersil, and network equipment maker Adtran were the fund’s top contributors over the past six months, while laggards included Magma Design, Multimedia Games, and Altiris. Magma Design, which develops software for electronic design automation, was the victim of a negative legal development in its intellectual property dispute with a competitor. Multimedia Games, a developer of high-speed interactive gaming, lowered its forecasted growth rate because of escalating competitive pressures and product transitions. Altiris, which develops life-cycle management solutions, struggled to meet the financial targets as its strategic partner Hewlett-Packard failed to close several large software deals.

The fund’s 25 largest holdings, which included Red Hat, Mercury Interactive, and Intersil, represented 58.0% of net assets. At the end of June, the median market capitalization for the fund was $2.9 billion, up modestly from $2.5 billion at the end of December.

OUTLOOK

Despite some challenging conditions—a stronger dollar, rising oil prices, higher interest rates, restrained corporate spending, and increased geopolitical risks—we believe there are ample opportunities among science and technology stocks for the remainder of the year. If the historic pattern prevails, these stocks will exhibit seasonal strength during the summer and fall. With large hoards of cash and attractively valued targets, the pace of consolidation will likely accelerate.

There are, however, some troubling developments looming for the tech sector. The supply chain could be disrupted, as customers verify compliance with new European environmental regulations limiting the use of lead in electronics manufacturing. With operating margins at all-time highs, companies will rely more heavily on revenue growth to expand their earnings. Growing revenues could be difficult if companies remain circumspect about information technology spending. While many corporations may be reluctant to commit to capital expenditures that would increase capacity, they may be more inclined to spend on technology-based products and services that allow them to innovate and squeeze more profits out of their revenues.

Despite the challenges in business spending, adoption of digital technology continues at a rapid clip. Consumers are enthusiastically embracing the rollouts of new products from high-definition televisions to cell phones with video capability. Consumers are exchanging dial-up Internet connections for broadband and generating demand for new and upgraded communications equipment. Our focus remains on companies with growing market share and strong management teams that are positioned to benefit from the opportunities present in an improving economic and IT spending environment.

As always, we appreciate your continued support.

Respectfully submitted,

Michael F. Sola
President of the fund and chairman of its Investment Advisory Committee
July 18, 2005

CHANGE IN MANAGEMENT

As of June 30, Jeff Rottinghaus became chairman of the Developing Technologies Fund’s investment advisory committee. Jeff joined T. Rowe Price in August 2001 as a technology analyst after receiving an M.B.A. in finance at the University of Pennsylvania’s Wharton School. He has focused his research on semiconductor, semiconductor capital equipment, and software companies. During the past year, Jeff also worked with Jack Laporte on the New Horizons Fund, and he is currently managing the fund’s technology holdings. Jeff received a B.S. in business administration from Bowling Green State University and holds a Certified Public Accountant designation in the state of Ohio.

RISKS OF INVESTING IN THE FUND

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Technology stocks, historically, have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful and may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

GLOSSARY

Lipper index: An index of mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

S&P 500 Stock Index: A market cap-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total return basis. Price/earnings ratio: Calculated by dividing a stock’s market value per share by the company’s earnings per share for the past 12 months or by expected earnings for the coming year.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS
Percent of
Net Assets
6/30/05

Red Hat	4.5%
Mercury Interactive	3.4
Intersil Holding	3.0
Analog Devices	2.9
Dell	2.7
NetIQ	2.7
Maxim Integrated Products	2.6
McAfee	2.6
Juniper Networks	2.5
Microchip Technology	2.4
Cognos	2.4
Xilinx	2.2
Google	2.2
Yahoo!	2.1
QUALCOMM	2.0
Cogent	2.0
RightNow Technologies	1.9
3-D Systems	1.9
Nextel Partners	1.9
Jack Henry & Associates	1.8
ChoicePoint	1.8
Cadence Design Systems	1.7
AMIS Holdings	1.6
Semtech	1.6
VeriSign	1.6
Total	58.0%

MAJOR PORTFOLIO CHANGES
Listed in descending order of size

6 Months Ended 6/30/05

Largest Purchases	Largest Sales

RightNow Technologies *	Cisco Systems
Cogent *	Nassda **
3-D Systems *	Informatica
Research In Motion	QLogic **
Cymer *	Magma Design Automation
FEI *	Multimedia Games **
eBay	Intersil Holding
QUALCOMM	BearingPoint
National Instruments	BISYS Group **
Motive	Cox Radio **

12 Months Ended 6/30/05

Largest Purchases	Largest Sales

Magma Design Automation *	VERITAS Software
Red Hat	Microsoft **
RightNow Technologies *	Cisco Systems
Intersil Holding	Informatica
Google *	BISYS Group **
Sina *	QLogic **
Yahoo! *	Multimedia Games **
Research In Motion *	F5 Networks **
Cogent *	McAfee
Multimedia Games	Nassda **

* Position added
** Position eliminated
Note: Table may not include holdings that were both purchased and sold within the specified time period.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past
10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

		Since
		Inception
Periods Ended 6/30/05	1 Year	8/31/00

Developing Technologies Fund	-2.21	-17.13

S&P 500 Stock Index	6.32	-3.35

Lipper Science & Technology Funds Index	-1.85	-20.24

Current performance may be higher or lower than the quoted past performance, which can-
not guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price represen-
tative at 1-800-225-5132.
Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/05	6/30/05	1/1/05 to 6/30/05
Actual	$1,000.00	$943.30	$7.23
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,017.36	7.50

*	Expenses are equal to the fund’s annualized expense ratio for the six-month period (1.50%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181) divided by the days in the year (365) to reflect the half-year period.

FINANCIAL HIGHLIGHTS			For a share outstanding throughout each period

	6 Months	Year				8/31/00
	Ended	Ended				Through
	6/30/05**	12/31/04	12/31/03	12/31/02	12/31/01	12/31/00
NET ASSET VALUE
Beginning of period	$4.23	$4.12	$2.54	$4.95	$7.13	$10.00

Investment activities
Net investment
income (loss)	(0.02)*	(0.06)*	(0.03)*	(0.04)*	(0.05)*	(0.02)*
Net realized and
unrealized gain (loss)	(0.22)	0.17	1.61	(2.37)	(2.13)	(2.76)

Total from
investment activities	(0.24)	0.11	1.58	(2.41)	(2.18)	(2.78)

Distributions
Net realized gain	–	–	–	–	–	(0.09)

NET ASSET VALUE
End of period	$3.99	$4.23	$4.12	$2.54	$4.95	$7.13

Ratios/Supplemental Data
Total return^	(5.67)%*	2.67%* 62.20%*		(48.69)%*	(30.58)%*	(27.89)%*
Ratio of total expenses to
average net assets	1.50%*†	1.50%*	1.50%*	1.50%*	1.50%*	1.50%*†
Ratio of net investment
income (loss) to average
net assets	(1.28)%*†	(1.38)%*	(1.34)%*	(1.36)%*	(1.27)%*	(0.86)%*†
Portfolio turnover rate	65.7%†	79.0%	66.3%	81.5%	107.5%	232.6%†
Net assets, end of period
(in thousands)	$40,472	$48,430	$46,194	$17,934	$26,647	$18,167

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.
*	Excludes expenses in excess of a 1.50% contractual expense limitation in effect through 4/30/07.
?	Annualized
**	Per share amounts calculated using average daily shares outstanding method.

The accompanying notes are an integral part of these financial statements.

COMMON STOCKS 99.0%

HARDWARE 5.7%
Consumer Electronics 1.8%
Dolby Laboratories, Class A *	15,000	331
DTS *	22,000	392
		723
Enterprise Hardware 2.7%
Dell *	28,000	1,106
		1,106
Supply Chain & Electronic Manufacturing 1.2%
Flextronics *	35,000	463
		463
Total Hardware		2,292

IT SERVICES 3.9%
IT Services 0.3%
BearingPoint *	20,000	147
		147
Processors 3.6%
ChoicePoint *	18,000	721
Jack Henry & Associates	40,000	732
		1,453
Total IT Services		1,600

MEDIA 7.8%
Internet 7.8%
CNET Networks *	30,000	352
eBay *	20,000	660
Google, Class A *	3,000	882
Sina *	15,000	419
Yahoo! *	25,000	866
Total Media		3,179

SEMICONDUCTORS 31.2%
Analog Semiconductors 16.4%
3-D Systems *	32,000	770
Advanced Power Technology *	85,000	599
AMIS Holdings *	50,000	667
Analog Devices	32,000	1,194
Intersil Holding, Class A	65,000	1,220
Maxim Integrated Products	28,000	1,070
National Instruments	22,000	466
Semtech *	40,000	666
		6,652
Digital Semiconductors 9.6%
Altera *	30,000	595
Integrated Circuit Systems *	18,000	372
Marvell Technology Group *	15,000	571
Microchip Technology	33,000	977
PMC-Sierra *	50,000	466
Xilinx	35,000	892
		3,873
Semiconductor Capital Equipment 5.2%
FEI *	25,000	570
ATMI *	15,000	435
Cymer *	20,000	527
MKS Instruments *	33,000	558
		2,090
Total Semiconductors		12,615

SOFTWARE 35.5%
Applications Software 12.3%
Agile Software *	85,000	535
aQuantive *	15,000	266
Cognos *	28,000	956
FileNet *	20,000	503
Informatica *	23,000	193
MatrixOne *	130,000	650

RightNow Technologies *	65,000	781
Salesforce.com *	20,000	410
Verity *	60,000	526
WebSideStory *	10,000	147
		4,967
Infrastructure Software 5.5%
Citrix Systems *	18,000	390
Red Hat *	140,000	1,834
		2,224
Systems Software 15.5%
Altiris *	30,000	440
Cogent *	28,000	799
McAfee *	40,000	1,047
Mercury Interactive *	36,000	1,381
Motive *	65,000	646
NetIQ *	95,000	1,078
VeriSign *	23,000	662
VERITAS Software *	10,000	244
		6,297
Technical Software 2.2%
Cadence Design Systems *	50,000	683
Magma Design Automation *	23,000	192
		875
Total Software		14,363

TELECOM EQUIPMENT 7.0%
Wireless Equipment 2.0%
QUALCOMM	25,000	825
		825
Wireline Equipment 5.0%
ADTRAN	18,000	446
Cisco Systems *	30,000	574
Juniper Networks *	40,000	1,007
		2,027
Total Telecom Equipment		2,852

TELECOM SERVICES 4.7%
Wireless - Domestic 3.2%
Crown Castle International *	27,000	549
Nextel Partners, Class A *	30,000	755
		1,304
Wireless-International 1.5%
Research In Motion *	8,000	590
		590
Total Telecom Services		1,894
Total Miscellaneous Common Stocks 3.2% 8		1,298
Total Common Stocks (Cost $41,698)		40,093

SHORT-TERM INVESTMENTS 0.8%
Money Market Fund 0.8%
T. Rowe Price Government Reserve Investment Fund, 2.94% #†	313,827	314
Total Short-Term Investments (Cost $314)		314

Total Investments in Securities
99.8% of Net Assets (Cost $42,012)		$40,407

(1)	Denominated in U.S. dollars unless other-
wise noted
#	Seven-day yield
*	Non-income producing
8	The identity of certain securities has been
concealed to protect the fund while it com-
pletes a purchase or selling program for the
securities
†	Affiliated company – See Note 4

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
(In thousands except shares and per share amounts)
Assets
Investments in securities, at value
Affiliated companies (cost $314)	$314
Non-affiliated companies (cost $41,698)	40,093

Total investments in securities	40,407
Dividends receivable	1
Receivable for investment securities sold	301
Receivable for shares sold	63
Other assets	33

Total assets	40,805

Liabilities
Investment management fees payable	20
Payable for investment securities purchased	202
Payable for shares redeemed	63
Due to affiliates	17
Other liabilities	31

Total liabilities	333

NET ASSETS	$40,472

Net Assets Consist of:
Undistributed net investment income (loss)	$(264)
Undistributed net realized gain (loss)	(10,795)
Net unrealized gain (loss)	(1,605)
Paid-in-capital applicable to 10,151,811 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares authorized	53,136

NET ASSETS	$40,472

NET ASSET VALUE PER SHARE	$3.99

The accompanying notes are an integral part of these financial statements
STATEMENT OF OPERATIONS
($ 000s)
6 Months
Ended
6/30/05
Investment Income (Loss)
Dividend income	$44

Expenses
Investment management	188
Shareholder servicing	79
Custody and accounting	56
Registration	21
Prospectus and shareholder reports	15
Legal and audit	6
Directors	3
Proxy and annual meeting	1
Miscellaneous	5
Reductions/repayments of fees and expenses
Investment management fees (waived) repaid	(66)

Total expenses	308

Net investment income (loss)	(264)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities	(1,021)
Change in net unrealized gain (loss) on securities	(1,538)

Net realized and unrealized gain (loss)	(2,559)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$(2,823)

The accompanying notes are an integral part of these financial statements.
STATEMENT OF CHANGES IN NET ASSETS
($ 000s)
	6 Months	Year
	Ended	Ended
	6/30/05	12/31/04

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(264)	$(640)
Net realized gain (loss)	(1,021)	5,523
Change in net unrealized gain (loss)	(1,538)	(4,133)

Increase (decrease) in net assets from operations	(2,823)	750

Capital share transactions *
Shares sold	4,936	21,738
Shares redeemed	(10,084)	(20,324)
Redemption fees received	13	72

Increase (decrease) in net assets from capital
share transactions	(5,135)	1,486

Net Assets
Increase (decrease) during period	(7,958)	2,236
Beginning of period	48,430	46,194

End of period	$40,472	$48,430

(Including undistributed net investment income (loss) of
$(264) at 6/30/05 and $0 at 12/31/04)

*Share information
Shares sold	1,273	5,361
Shares redeemed	(2,577)	(5,106)

Increase (decrease) in shares outstanding	(1,304)	255

The accompanying notes are an integral part of these financial statements.
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Developing Technologies Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on August 31, 2000. The fund seeks to provide long-term capital growth.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund receives upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $8,000 for the six months ended June 30, 2005. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held less than 90 days/3 months to deter short-term trading and protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $13,676,000 and $18,453,000, respectively, for the six months ended June 30, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2005.

For tax purposes, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year; consequently, $246,000 of realized losses recognized for financial reporting purposes in the year ended December 31, 2004 were recognized for tax purposes on January 1, 2005. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2004, the fund had $9,528,000 of unused capital loss carryforwards, of which $320,000 expire in 2009, and $9,208,000 expire in 2010.

At June 30, 2005, the cost of investments for federal income tax purposes was $42,012,000. Net unrealized loss aggregated $1,605,000 at period-end, of which $3,286,000 related to appreciated investments and $4,891,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.60% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2005, the effective annual group fee rate was 0.31% .

The fund is also subject to a contractual expense limitation through April 30, 2007. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.50% . The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than April 30, 2009. Pursuant to this agreement, at June 30, 2005, management fees waived in the amount of $281,000 remain subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2005, expenses incurred pursuant to these service agreements were $32,000 for Price Associates, $54,000 for T. Rowe Price Services, Inc., and $2,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as due to affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the six months ended June 30, 2005, dividend income from the Reserve Funds totaled $2,000, and the value of shares of the Reserve Funds held at June 30, 2005 and December 31, 2004 was $314,000 and $979,000, respectively.

As of June 30, 2005, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 202,264 shares of the fund, representing 2% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.
APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price Associates, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1- and 3-year periods as well as the fund’s year-by-year returns and compared these returns to previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s results for certain time periods were less than satisfactory. The Manager provided its assessment of the fund’s investment results and reviewed steps taken to address issues raised by the Board. The Board concluded that the Manager’s response and steps taken were satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds. Because the Manager is currently waiving a significant portion of its fee for this particular fund, the Board was not provided with estimates of the gross profits realized from managing this fund. The Board concluded that the Manager’s profits from advising T. Rowe Price mutual funds were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels, and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that an additional breakpoint should be added to the group fee component of the fees paid by the fund under the Contract at a level of $160 billion. The Board further concluded that, with this change, the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The information also indicated that the fund’s expense ratio was generally below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract as amended to add an additional breakpoint to the group fee rate. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Developing Technologies Fund, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	August 18, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	August 18, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	August 18, 2005